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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): SEPTEMBER 26, 2002
                                                       --------------------



                         FAIRPOINT COMMUNICATIONS, INC.
                         ------------------------------
             (Exact Name of Registrant as specified in its charter)



    DELAWARE                      333-56365                     13-3725229
----------------              -----------------            ---------------------
(State or other               (Commission File                (IRS Employer
jurisdiction of                    Number)                  Identification No.)
incorporation)


      521 EAST MOREHEAD STREET, SUITE 250, CHARLOTTE, NORTH CAROLINA 28202
      --------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (704) 344-8150
                                                           ---------------


                                      N/A
                                     -----
         (Former name or former address, if changed since last report):


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Item 7.    Financial Statements and Exhibits
(c)   Exhibits
      *99.1     High Yield Presentation, dated September 26, 2002.




Item 9.    Regulation FD Disclosure

      On September 26, 2002, Eugene B. Johnson, Walter E. Leach and Timothy
W. Henry, executive officers of FairPoint Communications, Inc. (the "Company"), participated in a high yield conference sponsored by Deutsche Bank. The presentation is attached hereto as Exhibit 99.1.

--------
* Filed herewith.




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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FAIRPOINT COMMUNICATIONS, INC.


                                        By:       /s/ Walter E. Leach, Jr.
                                             ----------------------------------
                                             Name:   Walter E. Leach, Jr.
                                             Title:  Senior Vice President and
                                                     Chief Financial Officer


Date: September 26, 2002